EMPLOYMENT AGREEMENT

Easy Street Online, Inc.


        This agreement is made as of the 16th day of June, 1997 by and between Frontline Communications Corporation, (the "Company"), and Peter T. Morris, 7 Dickens Street, Stony Point, New York, 10980 ("Employee").


        WHEREAS, the Employee acknowledges that his talents, knowledge and services to the Company are of a special, unique, and extraordinary character and are of particular and peculiar benefit and importance to the Company; and

        WHEREAS, the Company desires to obtain assurances that the Employee will devote his full time and best efforts to his employment with the Company and that he will not solicit other employees of the Company to terminate their relationships with the Company; and

        WHEREAS, the continued availability of Employee's services is regarded by the Company as vitally important to its continued corporate growth and success, and Employee desires to formalize his employment with employer and to maximize the security of his position.

        NOW, THEREFORE, in consideration of the employment by the Company of the Employee and mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

        1. EMPLOYMENT: The Company agrees to employ Employee in an executive capacity, initially as the Company's Vice President and Chief Financial Officer, and Employee accepts employment upon the terms and conditions set forth herein. Employee shall also be appointed as a director of the Company contemporaneously with the effective date of this contract, thereby filling a currently vacant seat on the Board.

        2. TERM: Subject to the provisions for termination as provided herein, the term of this agreement shall begin on June 16, 1997 and shall terminate on June 16, 2000. This agreement shall be automatically renewed for successive one (1) year terms unless either party give notice of its intention not to renew no less than one-hundred eighty (180) days prior to the expiration of the existing term.

        3. COMPENSATION: As compensation for the services to be rendered by Employee, the Company agrees to provide employee with a base salary at the annual rate of not less than ninety five thousand dollars ($95,000). The Board of Directors shall meet at least annually for the purpose of determining employee's annual base salary based upon the apparent value of his services, and in any event, shall provide to employee a minimum annual cost of living increase of no less than 4% of the then applicable salary. The payment of the above amount shall constitute full satisfaction and discharge of the obligations of the Company under this agreement, but are without prejudice to Employee's rights under any employee benefit plan heretofore or hereafter provided by the Company.

                                In addition hereto, upon execution of this
agreement, employee shall be issued thirty thousand (30,000) of the Company's stock options, exercisable at two dollars ($2) per share, and shall receive confirmation of the employees previously purchased twenty thousand (20,000) shares of common stock, for which employee purchased for the sum of two hundred dollars ($200), and other good and valuable consideration. Upon completion of one year of employment with the Company, employee shall receive an additional forty thousand (40,000) stock options pursuant to and in accordance with the standard Company stock option plan.

        4. DUTIES: Employee shall serve as Vice-President and Chief Financial Officer of the Company, and shall assume other duties as the Board of Directors may assign. The services to be performed by the Employee may be extended or curtailed from time to time at the direction of the board of directors.

                                Employee agrees that he will at all times
faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms of this agreement, to the reasonable satisfaction of the Company. Such duties shall be rendered at the Company's facility located at Rockland County, New York and at such other place or places within or without the State of New York as the Company shall in good faith require or as the interest, needs, business, or opportunities of the Company shall require.

        5. EXPENSES: Employee is authorized to incur reasonable expenses on behalf of the Company in performing his duties, including expenses for general administration of the Company's office, travel, transportation, entertainment, gifts and similar items, which expenses shall be paid, or reimbursed to Employee, by the Company, provided that the Employee furnishes to the Company appropriate supporting documentation of such expenses, and further provided that this authorization to incur such expenses is not hereafter withdrawn or otherwise restricted by the Board of Directors.

                                In addition hereto, employee shall also be
entitled to reimbursement of continuing education and related expenses, up to a maximum of fifteen hundred dollars ($1,500) per year, and reimbursement for tuition expenses related to participation in an MBA or related higher education program, up to a maximum of six (6) credits per semester, commencing after January 1, 1998.

        6. VACATIONS: Employee shall be entitled each year to a vacation of fifteen (15) weekdays, no two of which need be consecutive, during which time compensation shall be paid in full. The Company shall not be required to compensate Employee for Vacation days not taken by the Employee in any given year, and the Employee cannot accrue or accumulate unused vacation days in subsequent years. Employee shall endeavor in good faith to schedule such vacation leave at times and in a manner which does not unreasonably impede the operation of the Company.

        7. BONUSES: The Company may, but shall not be obligated to, pay to the Employee, in addition to his base salary, a cash bonus. Payment of any such bonus, and the amount of any such bonus shall be at the sole discretion of the Board of Directors. Notwithstanding and in addition the terms set forth in this paragraph, employee shall, upon completion of employee's first year of employment, be entitled to a cash bonus of $20,000 if at such time a) the Company has a minimum subscriber base of twenty thousand (20,000), and b) the fiscal quarters immediately preceding such event and in which such payment shall be made, as reported to and accepted by the Board of Directors, was profitable, and will remain profitable subsequent to such payment.

        8. EMPLOYEE MANUAL: The Company has established or will establish an Employee Manual, which manual, as the same may from time to time be amended or supplemented at the Company's sole discretion, is hereby incorporated in and made a part of this agreement.

        9. EMPLOYEE BENEFITS: The Employee shall be entitled to participate in any qualified Stock Option Plan, Pension Plan, qualified Profit Sharing Plan, Group Term Life Insurance Plan, Employee Health Plan, and any other employee benefit plan currently in place or that may be established by the Company, such participation being in accordance with the terms of any such plans, and such participation shall be available only upon the Company having or establishing such plans. In the event such plans are established, employee shall not be required to contribute to his health plan premium, and shall receive a minimum of two hundred thousand dollars ($200,000) of group term life insurance coverage at no cost.

                                In addition hereto, employee shall be reimbursed
for the cost of continued family health coverage pursuant to COBRA or similar benefits plans, after the first month of employment with the Company, until Company coverage is in place and effective.

        10. TERMINATION: A. The Company may at any time terminate the employment of the Employee for cause upon written notice to Employee. Cause shall exist if the act(s) or conduct of the Employee make it unreasonable to require the Company to continue to retain Employee in its employment, such as, but not limited to, improper disclosure of any information concerning any matter affecting or relating to the Company or the business of the Company, dishonesty, activities harmful to the reputation of the Company, refusal to perform or neglect of the substantive duties assigned to Employee, or breach of any of the provisions of this agreement. If Employee is terminated for cause, he shall be entitled to no severance pay and shall be entitle to no bonus payment that might otherwise be owed to him even if he worked for the entire year. In the event of termination under this section, the Company shall pay Employee all amounts which are then accrued but unpaid within thirty (30) days after the date of notice. Employer shall have no further or additional liability to Employee.

        B. Nothing contained herein to the contrary, in the event the Company does not consummate its proposed initial public offering prior to October 31, 1997, the Company has the unilateral right to terminate the employee without cause upon thirty days (30) written notice at any time thereafter. This termination provision shall be null, void and of no force or effect immediately upon the Company's closing of an initial public offering.

        C. In the event employee's employment is terminated by death, employee's estate shall be entitled to receive employees base pay for a period of ninety
(90) days following death.

        11. DISABILITY: If Employee is unable to perform his services by reason of illness or incapacity for a period of more than eight (8) consecutive weeks the compensation otherwise payable during the continued period of illness or incapacity shall be reduced by fifty (50%) percent. Employee's full compensation shall be reinstated upon his return to employment and the discharge of his full duties. Notwithstanding the foregoing, the Company may terminate this agreement at any time after Employee has been absent from employment, for whatever cause, for a continuous period of more than ninety (90) calendar days and all obligations of the Company shall cease upon that termination.

        12. CONFIDENTIALITY: The Employee will not at any time during or after his employment with the Company, directly or indirectly, divulge, disclose, disseminate, sell, exchange or communicate to any person, firm, or corporation in any manner whatsoever, other than in the normal course of performing his duties for the Company, any information concerning any matter affecting or relating to the Company or the business of the Company. The Employee specifically agrees and recognizes that all information, whether written or otherwise, regarding the Company's business, including but not limited to, information regarding customers, customer lists, employees, employee salaries, costs, prices, services, formulae, compositions, machines, equipment, apparatus, systems, processes, manufacturing procedures, operating procedures, operations, potential acquisitions, new location plans, prospective and executed contracts, prospective projects and other business arrangements, and sources of supply, is presumed to be important, material and confidential information of the Company for purposes of this agreement, except to the extent that such information may be otherwise lawfully and readily available to the general public. Employee agrees that all of this information is a trade secret owned exclusively by the Company which shall at all times be kept confidential. Employee will at no time, either during his employment with the Company or at any time thereafter, employ or make use of, for his own profit or the profit of any person, firm or corporation other than the Company, any of the trade secrets acquired by him during or as a result of his employment with the Company.

                                        The Employee agrees that any business
opportunity, any patentable device, apparatus, method, process or manner of manufacturing, and any other invention, equipment, machinery, process or device, that Employee discovers, develops, invents or becomes aware of during the period of his employment with the Company, shall be the sole and exclusive property of the Company, and shall be used solely and exclusively for the benefit of the Company. The Employee agrees to promptly turn over, and to make full and prompt disclosure of, all such information, devices, inventions, processes, and methods to the Company. The Employee will not disclose to any person or persons other than the proper officer of the Company any such information, device, process, invention or method discovered while in the employ of the Company. The above provision shall be applicable even though the discovery is made by Employee outside working hours fixed by the Company and/or outside the place of employment furnished by the Company.

        13. NON-COMPETITION / NON-SOLICITATION: A. For a period of one (1) year after termination of his employment with the Company, except in the case of the exclusions set forth at paragraph B below, the Employee agrees that he shall not directly or indirectly, without the prior written consent of the Company, and whether as an individual, proprietor, stockholder, partner, officer, director, employee or otherwise, or in any other capacity whatsoever:

        (a) Engage in any business which is competitive with that of the Company;

        (b) Solicit or entice any officer, director, employee or other individual to leave his or her employment with the Company, or to compete in any way with the business of the Company, or to violate the terms of any employment, non-competition, confidentiality or similar agreement with the Company.

                                B. The prohibitions and restrictions of
paragraph 13-A(a) above shall be waived by the Company in the event any of the following events occur:

        (a) The Company enters bankruptcy for any reason and under any bankruptcy provision;

        (b) The employee is terminated for financial reasons relating to Company performance; or


        (c) The Company reports two (2) or more successive quarters of losses subsequent to the initial three (3) year term of this contract.

        14. REMEDIES: Without limiting the rights of the Company to pursue any and all other legal and equitable remedies that might be available to it as a result of any violation by the Employee of the covenants in this agreement, it is agreed that:

        A. The services to be rendered by Employee under this agreement are of a special, unique, unusual and extraordinary character which give them a peculiar value, and the loss of those services cannot be reasonably and adequately compensated in damages in an action at law; and

        B. Remedies other than injunctive relief cannot fully compensate the Company for violation of paragraphs "12" and "13" of this Agreement.

                                Accordingly, the Company shall be entitled to
injunctive relief to prevent violations of such paragraphs or continuing violations thereof. All of Employee's covenants in and obligations under paragraphs "12" and "13" of this agreement shall continue in effect notwithstanding any termination of Employee's employment, whether by the Company or by the Employee, upon expiration or otherwise, and whether or not pursuant to the terms of this agreement.

        15. NOTICES: All notices required or permitted to be given under this agreement shall be sufficient if in writing and if sent by certified mail, return receipt requested, to the Employee at his residence as indicated in Company personnel records, or at such other address designated by the Employee, and to the Company at its principal office currently located at Rockland County, New York.

        16. SUCCESSORS AND ASSIGNS: This agreement shall be binding upon and shall inure to the benefit of the parties, their successors, assigns and all other successors in interest.

        17. CHOICE OF LAW: This agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. ENTIRE AGREEMENT: This agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

        19. WAIVER: The waiver of any breach of any provision of this agreement by either party shall not operate or be construed as a subsequent waiver by either party of any term or condition of this agreement.

        20. HEADINGS: The headings in this agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

        21. SEVERABILITY: The parties intend and agree that each covenant and condition contained in this agreement shall be a separate and distinct covenant. If any provision of this agreement is found to be invalid, illegal, or unenforceable, the remaining provisions shall not be affected.

        IN WITNESS THEREOF, the parties have executed this agreement as of the date written above.

                                           Frontline Communications Corporation


                                            by:   /s/ Michael Olbermann VP
                                                  -----------------------------
                                                     Michael Olbermann VP

                                                 /s/ Peter T. Morris
                                                 ------------------------------
                                                 Peter T. Morris, Employee

                              EMPLOYMENT AGREEMENT


        This agreement is made as of the 18th day of August, 1997 by and between Frontline Communications Corporation (the "Company"), and Stephen J. Cole-Hatchard ("Employee").


        WHEREAS, the Employee acknowledges that his talents, knowledge and services to the Company are of a special, unique, and extraordinary character and are of particular and peculiar benefit and importance to the Company; and

        WHEREAS, the Company desires to obtain assurances that the Employee will devote his best efforts to his employment with the Company and that he will not solicit other employees of the Company to terminate their relationships with the Company; and

        WHEREAS, the continued availability of Employee's services is regarded by the Company as vitally important to its continued corporate growth and success, and Employee desires to formalize his employment with employer and to maximize the security of his position.

        NOW, THEREFORE, in consideration of the employment by the Company of the Employee and mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

        1. EMPLOYMENT: The Company agrees to employ Employee in an executive capacity, and Employee accepts employment upon the terms and conditions set forth herein.

        2. TERM: Subject to the provisions for termination as provided herein, the term of this agreement shall begin on August 18, 1997 and shall terminate on August 17, 2000. This agreement shall be automatically renewed for successive one (1) year terms unless either party gives notice o its intention not to renew no less than ninety (90) days prior to the expiration of the existing term.

        3. COMPENSATION: As compensation for the services to be rendered by Employee, subsequent to the consummation of an initial public offering of the Company's common stock, the Company agrees to provide employee with a base salary at the annual rate of not less than forty-five thousand dollars ($45,000), plus reasonable vehicle expenses including fuel and service, subject to paragraph 4-a below. Prior to the consummation of the above described offering, Employee shall receive only reimbursements for actual costs incurred on behalf of the Company in accordance with its standard purchasing policy, and no other salary. The Board of Directors shall meet at least annually for the purpose of determining employee's annual base salary based upon the apparent value of his services. The payment of the above amount shall constitute full satisfaction and discharge of the obligations of the Company under this agreement, but are without prejudice to Employee's rights under any employee benefit plan heretofore or hereafter provided by the Company.

        4. DUTIES: Employee shall serve in an executive role with the Company, and shall assume other duties as the Board of Directors may assign subject to paragraph 4-a below, entitled "CHANGE IN DUTIES". The services to be performed by the Employee may be extended or curtailed from time to time at the direction of the board of directors.

                                Employee agrees that he will at all times
faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms of this agreement, to the reasonable satisfaction of the Company. Such duties shall be rendered at the Company's facility located at Rockland County, New York and at such other place or places within or without the State of New York as the Company shall in good faith require or as the interest, needs, business, or opportunities of the Company shall require.

        4-a. CHANGE IN DUTIES: The Company acknowledges and agrees that it has offered and hereby does and continues to offer to Employee the full time position of President and CEO, such position to be vacated by the then current office holder upon 10 days written notice to the Company by employee of the employee's acceptance thereof, at a base salary of no less than $98,000 per annum, pursuant to the remaining terms, conditions, benefits and duration of this agreement. Such offer shall be open to employee for the duration of this agreement, and as extended or otherwise renewed. Payment of the salary described herein continues to be contingent upon the Company successfully consummating an initial public offering, as declared at paragraph 4 above.

        5. EXPENSES: Employee is authorized to incur reasonable expenses on behalf of the Company in performing his duties, including expenses for general administration of the Company's office, travel, transportation, entertainment, gifts and similar items, which expenses shall be paid, or reimbursed to Employee, by the Company, provided that the Employee furnishes to the Company appropriate supporting documentation of such expenses, and further provided that this authorization to incur such expenses is not hereafter withdrawn or otherwise restricted by the Board of Directors.

        6. VACATIONS: Employee shall be entitled each year to a vacation of fifteen (15) weekdays, no two of which need be consecutive, during which time compensation shall be paid in full. The Company shall not be required to compensate Employee for Vacation days not taken by the Employee in any given year, and the Employee cannot accrued and accumulate unused vacation days in subsequent years. Employee shall endeavor in good faith to schedule such vacation leave at times and in a manner which does not unreasonably impede the operation of the Company.

        7. BONUSES: The Company may, but shall not be obligated to, pay to the Employee, in addition to his base salary, a cash bonus. Payment of any such bonus, and the amount of any such bonus shall be at the sole discretion of the Board of Directors.

        8. EMPLOYEE MANUAL: The Company has established an Employee Manual, receipt of which is hereby acknowledged by the Employee, which manual, as the same may from time to time be amended or supplemented at the Company's sole discretion, is hereby incorporated in and made a part of this agreement.

        9. EMPLOYEE BENEFITS: The Employee shall be entitled to participate in any qualified Stock Option Plan, Pension Plan, qualified Profit Sharing Plan, Group Term Life Insurance Plan, Employee Health Plan, and any other employee benefit plan currently in place or that may be established by the Company, such participation being in accordance with the terms of any such plans, and such participation shall be available only upon the Company having or establishing such plans.

        10. TERMINATION: A. The Company may at any time terminate the employment of the Employee for cause upon five (5) days prior written notice to Employee. Cause shall exist if the act(s) or conduct of the Employee make it unreasonable to require the Company to continue to retain Employee in its employment, such as, but not limited to, improper disclosure of any information concerning any matter affecting or relating to the Company or the business of the Company, dishonesty, activities harmful to the reputation of the Company, refusal to perform or neglect of the substantive duties assigned to Employee, or breach of any of the provisions of this agreement. If Employee is terminated for cause, he shall be entitled to no severance pay and shall be entitled to no bonus payment that might otherwise be owed to him even if he worked for the entire year. In the event of termination under this section, the Company shall pay Employee all amounts which are then accrued but unpaid within thirty (30) days after the date of notice. Employer shall have no further or additional liability to Employee.

        B. Nothing contained herein to the contrary, in the event the Company does not consummate its proposed initial public offering prior to October 31, 1997, the Company has the unilateral right to terminate the employee without cause upon thirty days (30) written notice at any time thereafter. This termination provision shall be null, void and of no force or effect immediately upon the Company's closing of an initial public offering.

        11. DISABILITY: If Employee is unable to perform his services by reason of illness or incapacity for a period of more than eight (8) consecutive weeks the compensation otherwise payable during the continued period of illness or incapacity shall be reduced by twenty-five (25%) percent. Employee's full compensation shall be reinstated upon his return to employment and the discharge of his full duties. Notwithstanding the foregoing, the Company may terminate this agreement at any time after Employee has been absent from employment, for whatever cause, for a continuous period of more than 120 calendar days and all obligations of the Company shall cease upon that termination.

        12. CONFIDENTIALITY: The Employee will not at any time during or after his employment with the Company, directly or indirectly, divulge, disclose, disseminate, sell, exchange or communicate to any person, firm, or corporation in any manner whatsoever, other than in the normal course of performing his duties for the Company, any information concerning any matter affecting or relating to the Company or the business of the Company. The Employee specifically agrees and recognizes that all information, whether written or otherwise, regarding the Company's business, including but not limited to, information regarding customers, customer lists, employees, employee salaries, costs, prices, services, formulae, compositions, machines, equipment, apparatus, systems, processes, manufacturing procedures, operating procedures, operations, potential acquisitions, new location plans, prospective and executed contracts, prospective projects and other business arrangements, and sources of supply, is presumed to be important, material and confidential information of the Company for purposes of this agreement, except to the extent that such information may be otherwise lawfully and readily available to the general public. Employee agrees that all of this information is a trade secret owned exclusively by the Company which shall at all times be kept confidential. Employee will at no time, either during his employment with the Company or at any time thereafter, employ or make use of, for his own profit or the profit of any person, firm or corporation other than the Company, any of the trade secrets acquired by him during or as a result of his employment with the Company.

                                        The Employee agrees that any business
opportunity, any patentable device, apparatus, method, process or manner of manufacturing, and any other invention, equipment, machinery, process or device, that Employee discovers, develops, invents or becomes aware of during the period of his employment with the Company, shall be the sole and exclusive property of the Company, and shall be used solely and exclusively for the benefit of the Company. The Employee agrees to promptly turn over, and to make full and prompt disclosure of, all such information, devices, inventions, processes, and methods to the Company. The Employee will not disclose to any person or persons other than the proper officer of the Company any such information, device, process, invention or method discovered while in the employ of the Company. The above provision shall be applicable even though the discovery is made by Employee outside working hours fixed by the Company and/or outside the place of employment furnished by the Company.

        13. NON-COMPETITION / NON-SOLICITATION: For a period of two (2) years after termination of his employment with the Company, the Employee agrees that he shall not directly or indirectly, without the prior written consent of the Company, and whether as an individual, proprietor, stockholder, partner, officer, director, employee or otherwise, or in any other capacity whatsoever:

        A. Engage in any business which is competitive with that of the Company;

        B. Solicit or entice any officer, director, employee or other individual to leave his or her employment with the Company, or to compete in any way with the business of the Company, or to violate the terms of any employment, non-competition, confidentiality or similar agreement with the Company.

        14. REMEDIES: Without limiting the rights of the Company to pursue any and all other legal and equitable remedies that might be available to it as a result of any violation by the Employee of the covenants in this agreement, it is agreed that :

        A. The services to be rendered by Employee under this agreement are of a special, unique, unusual and extraordinary character which give them a peculiar value, and the loss of those services cannot be reasonably and adequately compensated in damages in an action at law; and

        B. Remedies other than injunctive relief cannot fully compensate the Company for violation of paragraphs "12" and "13" of this Agreement.

        Accordingly, the Company shall be entitled to injunctive relief to prevent violations of such paragraphs or continuing violations thereof. All of Employee's covenants in and obligations under paragraphs "12" and "13" of this agreement shall continue in effect notwithstanding any termination of Employee's employment, whether by the Company or by the Employee, upon expiration or otherwise, and whether or not pursuant to the terms of this agreement.

        15. NOTICES: All notices required or permitted to be given under this agreement shall be sufficient if in writing and if sent by certified mail, return receipt requested, to the Employee at his residence as indicated in Company personnel records, or at such other address designated by the Employee, and to the Company at its principal office currently located at Rockland County, New York.

        16. SUCCESSORS AND ASSIGNS: This agreement shall be binding upon and shall inure to the benefit of the parties, their successors, assigns and all other successors in interest.

        17. CHOICE OF LAW: This agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. ENTIRE AGREEMENT: This agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

        19. WAIVER: The waiver of any breach of any provision of this agreement by either party shall not operate or be construed as a subsequent waiver by either party of any term or condition of this agreement.

        20. HEADINGS: The headings in this agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

        21. SEVERABILITY: The parties intend and agree that each covenant and condition contained in this agreement shall be a separate and distinct covenant. If any provision of this agreement is found to be invalid, illegal, or unenforceable, the remaining provisions shall not be affected.


        IN WITNESS THEREOF, the parties have executed this agreement as of the date written above.


                                     Frontline Communications Corporation



                                      by:  /s/ Peter Morris
                                           -----------------------------
                                           Peter Morris, VP/CFO/Director


                                           /s/ Stephen J. Cole-Hatchard
                                           -----------------------------
                                           Stephen J. Cole-Hatchard
                                           Employee

                              EMPLOYMENT AGREEMENT

        This agreement is made as of the 18th day of August, 1997 by and between Frontline Communications Corporation (the "Company"), and Nicko Feinberg ("Employee").

        WHEREAS, the Employee acknowledges that his talents, knowledge and services to the Company are of a special, unique, and extraordinary character and are of particular and peculiar benefit and importance to the Company; and

        WHEREAS, the Company desires to obtain assurances that the Employee will devote his best efforts to his employment with the Company and that he will not solicit other employees of the Company to terminate their relationships with the Company; and

        WHEREAS, the continued availability of Employee's services is regarded by the Company as vitally important to its continued corporate growth and success, and Employee desires to formalize his employment with employer and to maximize the security of his position.

        NOW, THEREFORE, in consideration of the employment by the Company of the Employee and mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

        1. EMPLOYMENT: The Company agrees to employ Employee in an executive capacity, and Employee accepts employment upon the terms and conditions set forth herein.

        2. TERM: Subject to the provisions for termination as provided herein, the term of this agreement shall begin on August 18th, 1997 and shall terminate on August 17th, 2000. This agreement shall be automatically renewed for successive one (1) year terms unless either party gives notice of its intention not to renew no less than ninety (90) days prior to the expiration of the existing term.

        3. COMPENSATION: As compensation for the services to be rendered by Employee, the Company agrees to provide employee with a base salary at the annual rate of not less than fifty two thousand dollars ($52,000) prior to the consummation of the Company's proposed public offering, and eighty eight thousand dollars ($88,000) thereafter. The Board of Directors shall meet at least annually for the purpose of determining employee's annual base salary based upon the apparent value of his services. The payment of the above amount shall constitute full satisfaction and discharge of the obligations of the Company under this agreement, but are without prejudice to Employee's rights under any employee benefit plan heretofore or hereafter provided by the Company.

        4. DUTIES: Employee shall serve as Vice-President of the Company, and shall assume other duties as the Board of Directors may assign. The services to be performed by the Employee may be extended or curtailed from time to time at the direction of the board of directors.

                Employee agrees that he will at all times faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms of this agreement, to the reasonable satisfaction of Company. Such duties shall be rendered at the Company's facility located at Rockland County, New York and at such other place or places within or without the State of New York as the Company shall in good faith require or as the interest, needs, business, or opportunities of the Company shall require.

        5. EXPENSES: Employee is authorized to incur reasonable expenses on behalf of the Company in performing his duties, including expenses for general administration of the Company's office, travel, transportation, entertainment, gifts and similar items, which expenses shall be paid, or reimbursed to Employee, by the Company, provided that the Employee furnishes to the Company appropriate supporting documentation of such expenses, and further provided that this authorization to incur such expenses is not hereafter withdrawn or otherwise restricted by the Board of Directors.

        6. VACATIONS: Employee shall be entitled each year to a vacation of fifteen (15) weekdays, no two of which need be consecutive, during which time compensation shall be paid in full. The Company shall not be required to compensate Employee for Vacation days not taken by the Employee in any given year, and the Employee cannot accrued and accumulate unused vacation days in subsequent years. Employee shall endeavor in good faith to schedule such vacation leave at times and in a manner which does not unreasonably impede the operation of the Company.

        7. BONUSES: The Company may, but shall not be obligated to, pay to the Employee, in addition to his base salary, a cash bonus. Payment of any such bonus, and the amount of any such bonus shall be at the sole discretion of the Board of Directors.

        8. EMPLOYEE MANUAL: The Company has established an Employee Manual, receipt of which is hereby acknowledged by the Employee, which manual, as the same may from time to time be amended or supplemented at the Company's sole discretion, is hereby incorporated in and made a part of this agreement.

        9. EMPLOYEE BENEFITS: The Employee shall be entitled to participate in any qualified Stock Option Plan, Pension Plan, qualified Profit Sharing Plan, Group Term Life Insurance Plan, Employee Health Plan, and any other employee benefit plan currently in place or that may be established by the Company, such participation being in accordance with the terms of any such plans, and such participation shall be available only upon the Company having or establishing such plans.

        10. TERMINATION: A. The Company may at any time terminate the employment of the Employee for cause upon five (5) days prior written notice to Employee. Cause shall exist if the act(s) or conduct of the Employee make it unreasonable to require the Company to continue to retain Employee in its employment, such as, but not limited to, improper disclosure of any information concerning any matter affecting or relating to the Company or the business of the Company, dishonesty, activities harmful to the reputation of the Company, refusal to perform or neglect of the substantive duties assigned to Employee, or breach of any of the provisions of this agreement. If Employee is terminated for cause, he shall be entitled to no severance pay and shall be entitle to no bonus payment that might otherwise be owed to him even if he worked for the entire year. In the event of termination under this section, the Company shall pay Employee all amounts which are then accrued but unpaid within thirty (30) days after the date of notice. Employer shall have no further or additional liability to Employee.

        B. Nothing contained herein to the contrary, in the event the Company does not consummate its proposed initial public offering prior to October 31, 1997, the Company has the unilateral right to terminate the employee without cause upon thirty days (30) written notice at any time thereafter. This termination provision shall be null, void and of no force or effect immediately upon the Company's closing of an initial public offering.

        11. DISABILITY: If Employee is unable to perform his services by reason of illness or incapacity for a period of more than eight (8) consecutive weeks the compensation otherwise payable during the continued period of illness or incapacity shall be reduced by twenty-five (25%) percent. Employee's full compensation shall be reinstated upon his return to employment and the discharge of his full duties. Notwithstanding the foregoing, \the Company may terminate this agreement at any time after Employee has been absent from employment, for whatever cause, for a continuous period of more than 120 calendar days and all obligations of the Company shall cease upon that termination.

        12. CONFIDENTIALITY: The Employee will not at any time during or after his employment with the Company, directly or indirectly, divulge, disclose, disseminate, sell, exchange or communicate to any person, firm, or corporation in any manner whatsoever, other than in the normal course of performing his duties for the Company, any information concerning any matter affecting or relating to the Company or the business of the Company. The Employee specifically agrees and recognizes that all information, whether written or otherwise, regarding the Company's business, including but not limited to, information regarding customers, customer lists, employees, employee salaries, costs, prices, services, formulae, compositions, machines, equipment, apparatus, systems, processes, manufacturing procedures, operating procedures, operations, potential acquisitions, new location plans, prospective and executed contracts, prospective projects and other business arrangements, and sources of supply, is presumed to be important, material and confidential information of the Company for purposes of this agreement, except to the extent that such information may be otherwise lawfully and readily available to the general public. Employee agrees that all of this information is a trade secret owned exclusively by the Company which shall at all times be kept confidential. Employee will at no time, either during his employment with the Company or at any time thereafter, employ or make use of, for his own profit or the profit of any person, firm or corporation other than the Company, any of the trade secrets acquired by him during or as a result of his employment with the Company.

                The Employee agrees that any business opportunity, any patentable device, apparatus, method, process or manner of manufacturing, and any other invention, equipment, machinery, process or device, that Employee discovers, develops, invents or becomes aware of during the period of his employment with the Company, shall be the sole and exclusive property of the Company, and shall be used solely and exclusively for the benefit of the Company. The Employee agrees to promptly turn over, and to make full and prompt disclosure of, all such information, devices, inventions, processes, and methods to the Company. The Employee will not disclose to any person or persons other than the proper officer of the Company any such information, device, process, invention or method discovered while in the employ of the Company. The above provision shall be applicable even though the discovery is made by Employee outside working hours fixed by the Company and/or outside the place of employment furnished by the Company.

        13. NON-COMPETITION / NON-SOLICITATION: For a period of two (2) years after termination of his employment with the Company, the Employee agrees that he shall not directly or indirectly, without the prior written consent of the Company, and whether as an individual, proprietor, stockholder, partner, officer, director, employee or otherwise, or in any other capacity whatsoever:

        A. Engage in any business which is competitive with that of the Company;

        B. Solicit or entice any officer, director, employee or other individual to leave his or her employment with the Company, or to compete in any way with the business of the Company, or to violate the terms of any employment, non-competition, confidentiality or similar agreement with the Company.

        14. REMEDIES: Without limiting the rights of the Company to pursue any and all other legal and equitable remedies that might be available to it as a result of any violation by the Employee of the covenants in this agreement, it is agreed that:

        A. The services to be rendered by Employee under this agreement are of a special, unique, unusual and extraordinary character which give them a peculiar value, and the loss of those services cannot be reasonably and adequately compensated in damages in an action at law; and

        B. Remedies other than injunctive relief cannot fully compensate the Company for violation of paragraphs "12" and "13" of this Agreement.

                Accordingly, the Company shall be entitled to injunctive relief to prevent violations of such paragraphs or continuing violations thereof. All of Employee's covenants in and obligations under paragraphs "12" and "13" of this agreement shall continue in effect notwithstanding any termination of Employee's employment, whether by the Company or by the Employee, upon expiration or otherwise, and whether or not pursuant to the terms of this agreement.

        15. NOTICES: All notices required or permitted to be given under this agreement shall be sufficient if in writing and if sent by certified mail, return receipt requested, to the Employee at his residence as indicated in Company personnel records, or at such other address designated by the Employee, and to the Company at its principal office currently located at Rockland County, New York.

        16. SUCCESSORS AND ASSIGNS: This agreement shall be binding upon and shall inure to the benefit of the parties, their successors, assigns and all other successors in interest.

        17. CHOICE OF LAW: This agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. ENTIRE AGREEMENT: This agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

        19. WAIVER: The waiver of any breach of any provision of this agreement by either party shall not operate or be construed as a subsequent waiver by either party of any term or condition of this agreement.

        20. HEADINGS: The headings in this agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

        21. SEVERABILITY: The parties intend and agree that each covenant and condition contained in this agreement shall be a separate and distinct covenant. If any provision of this agreement is found to be invalid, illegal, or unenforceable, the remaining provisions shall not be affected.

        IN WITNESS THEREOF, the parties have executed this agreement as of the date written above.

                                     Frontline Communications Corporation


                                      by:  /s/ Peter Morris
                                           --------------------------------
                                           Peter Morris, VP/CFO/Director


                                           /s/ Nicko Feinberg
                                           -------------------------
                                           Nicko Feinberg, Employee

                              EMPLOYMENT AGREEMENT

        This agreement is made as of the 18th day of August, 1997, by and between Frontline Communications Corporation, (the "Company"), and Michael Olbermann ("Employee").

        WHEREAS, the Employee acknowledges that his talents, knowledge and services to the Company are of a special, unique, and extraordinary character and are of particular and peculiar benefit and importance to the Company; and

        WHEREAS, the Company desires to obtain assurances that the Employee will devote his best efforts to his employment with the Company and that he will not solicit other employees of the Company to terminate their relationships with the Company; and

        WHEREAS, the continued availability of Employee's services is regarded by the Company as vitally important to its continued corporate growth and success, and Employee desires to formalize his employment with employer and to maximize the security of his position.

        NOW, THEREFORE, in consideration of the employment by the Company of the Employee and mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

        1. EMPLOYMENT: The Company agrees to employ Employee in an executive capacity, and Employee accepts employment upon the terms and conditions set forth herein.

        2. TERM: Subject to the provisions for termination as provided herein, the term of this agreement shall begin on August 18th, 1997 and shall terminate on August 17th,, 2000. This agreement shall be automatically renewed for successive one (1) year terms unless either party g notice of its intention not to renew no less than ninety (90) days prior to the expiration of the existing term.

        3. COMPENSATION: As compensation for the services to be rendered by Employee, the Company agrees to provide employee with a base salary at the annual rate of not less than eighty eight thousand dollars ($88,000). The Board of Directors shall meet at least annually for the purpose of determining employee's annual base salary based upon the apparent value of his services. The payment of the above amount shall constitute full satisfaction and discharge of the obligations of the Company under this agreement, but are without prejudice to Employee's rights under any employee benefit plan heretofore or hereafter provided by the Company.

        4. DUTIES: Employee shall serve as Vice-President of the Company, and shall assume other duties as the Board of Directors may assign. The services to be performed by the Employee may be extended or curtailed from time to time at the direction of the board of directors.

                Employee agrees that he will at all times faithfully, industriously and to the best of his ability, experience and talents, perform all of the duties that may be required of and from him pursuant to the express and implicit terms of this agreement, to the reasonable satisfaction of Company. Such duties shall be rendered at the Company's facility located at Rockland County, New York and at such other place or places within or without the State of New York as the Company shall in good faith require or as the interest, needs, business, or opportunities of the Company shall require.

        5. EXPENSES: Employee is authorized to incur reasonable expenses on behalf of the Company in performing his duties, including expenses for general administration of the Company's office, travel, transportation, entertainment, gifts and similar items, which expenses shall be paid, or reimbursed to Employee, by the Company, provided that the Employee furnishes to the Company appropriate supporting documentation of such expenses, and further provided that this authorization to incur such expenses is not hereafter withdrawn or otherwise restricted by the Board of Directors.

        6. VACATIONS: Employee shall be entitled each year to a vacation of fifteen (15) weekdays, no two of which need be consecutive, during which time compensation shall be paid in full. The Company shall not be required to compensate Employee for Vacation days not taken by the Employee in any given year, and the Employee cannot accrued and accumulate unused vacation days in subsequent years. Employee shall endeavor in good faith to schedule such vacation leave at times and in a manner which does not unreasonably impede the operation of the Company.

        7. BONUSES: The Company may, but shall not be obligated to, pay to the Employee, in addition to his base salary, a cash bonus. Payment of any such bonus, and the amount of any such bonus shall be at the sole discretion of the Board of Directors.

        8. EMPLOYEE MANUAL: The Company has established an Employee Manual, receipt of which is hereby acknowledged by the Employee, which manual, as the same may from time to time be amended or supplemented at the Company's sole discretion, is hereby incorporated in and made a part of this agreement.

        9. EMPLOYEE BENEFITS: The Employee shall be entitled to participate in any qualified Stock Option Plan, Pension Plan, qualified Profit Sharing Plan, Group Term Life Insurance Plan, Employee Health Plan, and any other employee benefit plan currently in place or that may be established by the Company, such participation being in accordance with the terms of any such plans, and such participation shall be available only upon the Company having or establishing such plans.

        10. TERMINATION: A. The Company may at any time terminate the employment of the Employee for cause. Cause shall exist if the act(s) or conduct of the Employee make it unreasonable to require the Company to continue to retain Employee in its employment, such as, but not limited to, improper disclosure of any information concerning any matter affecting or relating to the Company or the business of the Company, dishonesty, activities harmful to the reputation of the Company, refusal to perform or neglect of the substantive duties assigned to Employee, or breach of any of the provisions of this agreement. If Employee is terminated for cause, he shall be entitled to no severance pay and shall be entitle to no bonus payment that might otherwise be owed to him even if he worked for the entire year. In the event of termination under this section, the Company shall pay Employee all payroll amounts which are then accrued but unpaid within thirty (30) days after the date of notice. Employer shall have no further or additional liability to Employee.

        B. Nothing contained herein to the contrary, in the event the Company does not consummate its proposed initial public offering prior to October 31, 1997, the Company has the unilateral right to terminate the employee without cause upon thirty days (30) written notice at any time thereafter. This termination provision shall be null, void and of no force or effect immediately upon the Company's closing of an initial public offering.

        11. DISABILITY: If Employee is unable to perform his services by reason of illness or incapacity for a period of more than eight (8) consecutive weeks the compensation otherwise payable during the continued period of illness or incapacity shall be reduced by twenty-five (25%) percent. Employee's full compensation shall be reinstated upon his return to employment and the discharge of his full duties. Notwithstanding the foregoing, \the Company may terminate this agreement at any time after Employee has been absent from employment, for whatever cause, for a continuous period of more than 120 calendar days and all obligations of the Company shall cease upon that termination.

        12. CONFIDENTIALITY: The Employee will not at any time during or after his employment with the Company, directly or indirectly, divulge, disclose, disseminate, sell, exchange or communicate to any person, firm, or corporation in any manner whatsoever, other than in the normal course of performing his duties for the Company, any information concerning any matter affecting or relating to the Company or the business of the Company. The Employee specifically agrees and recognizes that all information, whether written or otherwise, regarding the Company's business, including but not limited to, information regarding customers, customer lists, employees, employee salaries, costs, prices, services, formulae, compositions, machines, equipment, apparatus, systems, processes, manufacturing procedures, operating procedures, operations, potential acquisitions, new location plans, prospective and executed contracts, prospective projects and other business arrangements, and sources of supply, is presumed to be important, material and confidential information of the Company for purposes of this agreement, except to the extent that such information may be otherwise lawfully and readily available to the general public. Employee agrees that all of this information is a trade secret owned exclusively by the Company which shall at all times be kept confidential. Employee will at no time, either during his employment with the Company or at any time thereafter, employ or make use of, for his own profit or the profit of any person, firm or corporation other than the Company, any of the trade secrets acquired by him during or as a result of his employment with the Company.

                The Employee agrees that any business opportunity, any patentable device, apparatus, method, process or manner of manufacturing, and any other invention, equipment, machinery, process or device, that Employee discovers, develops, invents or becomes aware of during the period of his employment with the Company, shall be the sole and exclusive property of the Company, and shall be used solely and exclusively for the benefit of the Company. The Employee agrees to promptly turn over, and to make full and prompt disclosure of, all such information, devices, inventions, processes, and methods to the Company. The Employee will not disclose to any person or persons other than the proper officer of the Company any such information, device, process, invention or method discovered while in the employ of the Company. The above provision shall be applicable even though the discovery is made by Employee outside working hours fixed by the Company and/or outside the place of employment furnished by the Company.

        13. NON-COMPETITION / NON-SOLICITATION: For a period of two (2) years after termination of his employment with the Company, the Employee agrees that he shall not directly or indirectly, without the prior written consent of the Company, and whether as an individual, proprietor, stockholder, partner, officer, director, employee or otherwise, or in any other capacity whatsoever:

        A. Engage in any business which is competitive with that of the Company;

        B. Solicit or entice any officer, director, employee or other individual to leave his or her employment with the Company, or to compete in any way with the business of the Company, or to violate the terms of any employment, non-competition, confidentiality or similar agreement with the Company.

        14. REMEDIES: Without limiting the rights of the Company to pursue any and all other legal and equitable remedies that might be available to it as a result of any violation by the Employee of the covenants in this agreement, it is agreed that:

        A. The services to be rendered by Employee under this agreement are of a special, unique, unusual and extraordinary character which give them a peculiar value, and the loss of those services cannot be reasonably and adequately compensated in damages in an action at law; and

        B. Remedies other than injunctive relief cannot fully compensate the Company for violation of paragraphs "12" and "13" of this Agreement.

                Accordingly, the Company shall be entitled to injunctive relief to prevent violations of such paragraphs or continuing violations thereof. All of Employee's covenants in and obligations under paragraphs "12" and "13" of this agreement shall continue in effect notwithstanding any termination of Employee's employment, whether by the Company or by the Employee, upon expiration or otherwise, and whether or not pursuant to the terms of this agreement.

        15. NOTICES: All notices required or permitted to be given under this agreement shall be sufficient if in writing and if sent by certified mail, return receipt requested, to the Employee at his residence as indicated in Company personnel records, or at such other address designated by the Employee, and to the Company at its principal office currently located at Rockland County, New York.

        16. SUCCESSORS AND ASSIGNS: This agreement shall be binding upon and shall inure to the benefit of the parties, their successors, assigns and all other successors in interest.

        17. CHOICE OF LAW: This agreement shall be governed by and construed in accordance with the laws of the State of New York.

        18. ENTIRE AGREEMENT: This agreement contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

        19. WAIVER: The waiver of any breach of any provision of this agreement by either party shall not operate or be construed as a subsequent waiver by either party of any term or condition of this agreement.

        20. HEADINGS: The headings in this agreement are inserted for convenience of reference only and shall not affect the meaning or interpretation of this agreement.

        21. SEVERABILITY: The parties intend and agree that each covenant and condition contained in this agreement shall be a separate and distinct covenant. If any provision of this agreement is found to be invalid, illegal, or unenforceable, the remaining provisions shall not be affected.

        IN WITNESS THEREOF, the parties have executed this agreement as of the date written above.







                            Frontline Communications Corporation


                            by:  /s/ Peter Morris
                                 -------------------------------
                                 Peter Morris, VP/CFO/Director


                                 /s/ Michael Olbermann
                                 -------------------------------
                                 Michael Olbermann, Employee